SUMMARY PROSPECTUS
April 29, 2024

Needham Small Cap Growth	Retail Class Ticker Symbol: NESGX Institutional Class Ticker Symbol: NESIX
Before you invest, you may want to review the Needham Small Cap Growth Fund’s (the “Small Cap Growth Fund”) prospectus, which contains more information about the Small Cap Growth Fund and its risks. You can find the Small Cap Growth Fund’s prospectus, reports to shareholders, and other information about the Small Cap Growth Fund online at https://www.needhamfunds.com/mutual-funds/small-cap-growth-fund/. You can also get this information at no cost by calling 1-800-625-7071 or by sending an e-mail request to webmail@needhamco.com. The Small Cap Growth Fund’s Prospectus and Statement of Additional Information, each dated April 29, 2024 (as revised or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective
The Needham Small Cap Growth Fund (the “Small Cap Growth Fund”) seeks long-term, tax-efficient capital appreciation.
Fees and Expenses of the Small Cap Growth Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Small Cap Growth Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Retail Class	Institutional Class
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses
Recoupment of Waived Fees and/or Reimbursements(a)	0.04%	None
All Remaining Other Expenses	0.34%	0.32%
Total Other Expenses	0.38%	0.32%
Acquired Fund Fees and Expenses(b)	0.04%	0.04%
Total Annual Fund Operating Expenses	1.92%	1.61%
Fee Waiver/Expense Reimbursement(a)	-0.09%	-0.39%
Total Annual Fund Operating Expenses after Fee Waiver/ Expense Reimbursement	1.83%	1.22%

(a)Reflects a contractual agreement by Needham Investment Management LLC {the “Adviser”) to waive its fee and, if necessary, reimburse the Small Cap Growth Fund until April 29, 2025 to the extent Total Annual Fund Operating Expenses exceed 1.85% and 1.18% of the average daily net assets of Retail Class shares and Institutional Class shares, respectively, of the Small Cap Growth Fund (the “Expense Cap”). To the extent that it is necessary for the Adviser to waive receipt of its management fee or reimburse the Small Cap Growth Fund’s common expenses, the amount of the waiver or reimbursement will be applied equally to each share class of the Fund. This agreement can only be amended or terminated by agreement of The Needham Funds, Inc. (the “Company”), upon approval of the Company’s Board of Directors and the Adviser, and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Adviser and the Company, on behalf of the Small Cap Growth Fund. For a period of up to 36 months (the “Recoupment Period”) from the time of any waiver or reimbursement pursuant to this agreement, the Adviser may recoup from the Small Cap Growth Fund fees waived and expenses reimbursed to the extent that such recoupment would not cause the Total Annual Fund Operating Expenses of the Small Cap Growth Fund to exceed the lesser of the Expense Cap in effect (i) at the time of the waiver or reimbursement, or (ii) at the time of recoupment, during each 12-month period ended April 30 in the Recoupment Period. Any such recoupment will not include interest. The Expense Cap limitation on Total Annual Fund Operating Expenses excludes taxes, interest, brokerage, dividends on short positions, AFFE, and extraordinary items but includes the management fee.

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(b)Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Small Cap Growth Fund incurs from investing in shares of other funds, including money market funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.
Example
This example is intended to help you compare the cost of investing in the Small Cap Growth Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Small Cap Growth Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that the Small Cap Growth Fund’s operating expenses remain the same (after giving effect to the fee waiver and expense reimbursement arrangement in year one only). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$186	$594	$1,028	$2,236
Institutional Class	$124	$470	$839	$1,878
Portfolio Turnover
The Small Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small Cap Growth Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Growth Fund’s performance. During the fiscal year ended December 31, 2023, the Small Cap Growth Fund’s portfolio turnover rate was 126% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (principally, common stock) of domestic issuers listed on a nationally recognized securities exchange that, at the time of investment by the Small Cap Growth Fund, have market capitalizations not exceeding $8 billion (the “80% Policy”). The Small Cap Growth Fund considers domestic issuers of equity securities to be companies located, organized, or with a majority of assets or business in the United States. For purposes of the 80% Policy, the Small Cap Growth Fund may continue to hold securities of an issuer if, after the time of the Small Cap Growth Fund’s investment, the issuer’s market capitalization exceeds $8 billion. Although the Adviser will seek to invest the Small Cap Growth Fund’s assets in accordance with its 80% Policy, during certain periods, which may be prolonged periods of time, market conditions, the availability of attractive investment opportunities that the Adviser believes are appropriate investments for the Small Cap Growth Fund and/or high levels of new investments into the Small Cap Growth Fund can lead to periods of higher cash levels that cause the Small Cap Growth Fund’s investments to be constituted of less than 80% of its net assets in accordance with the 80% Policy. During such periods, the Small Cap Growth Fund may not achieve its investment objective.
The Small Cap Growth Fund invests, in general, in companies with strong growth potential that, for a variety of reasons, including the market’s inefficiencies, are trading at a discount to their underlying value where a catalyst is in place to eliminate that discount. The Small Cap Growth Fund may, but is not required to, invest in stocks from a variety of industries included in the technology, healthcare, energy and industrials, specialty retailing, media/leisure/cable/entertainment and business and consumer services sectors. These are some of the sectors within the economy which the Adviser believes will have significant long-term growth rates and often include the stocks of rapidly growing companies. Although the Small Cap Growth Fund’s investments have typically been most heavily weighted in the information technology and healthcare sectors, the allocation of the Small Cap Growth Fund’s assets among the various sectors may change at any time. The Small Cap Growth Fund may engage in active and frequent trading of portfolio securities.The Small Cap Growth Fund may engage in short sales. The Small Cap Growth Fund may make a profit or loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Small Cap Growth Fund replaces the borrowed security.

The Adviser employs certain measures to maximize tax efficiency to the extent consistent with the Small Cap Growth Fund’s investment strategies, including using: (a) the specific identification method to calculate the tax basis for shares of Small Cap Growth Fund portfolio holdings to seek to minimize taxable gains or offset other gains; and (b) net short-term capital gains to offset Small Cap Growth Fund expenses which would otherwise be non-deductible by the Small Cap Growth Fund. During certain periods, market forces may cause the Adviser, seeking to act in the best interests of the Small Cap Growth Fund, to manage the Small Cap Growth Fund in a manner that may not maximize tax efficiency, such as if the Small Cap Growth

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Fund experiences extreme inflows and outflows from an unusually high volume of purchase and redemption activity, resulting in high portfolio turnover. The Adviser seeks to balance tax efficiency with the overall best interests of the Small Cap Growth Fund.

Principal Investment Risks
Stock Investing and Market Risks. The Small Cap Growth Fund invests primarily in equity securities that fluctuate in value. There is no guarantee that the Small Cap Growth Fund will achieve its investment objective of long-term, tax-efficient capital appreciation. Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence and reduced liquidity in financial markets may negatively affect many issuers, which could have an adverse effect on your Fund investment. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Small Company Investment Risks. Investments in smaller companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. These companies may have limited product lines, limited operating histories, markets or financial resources and may be dependent on small or inexperienced management groups. The trading volume of small company securities (which tends to be lower than that of securities of larger companies) may make such securities more difficult to sell than securities of larger companies, and the lack of an efficient market for small company securities may make them difficult to value. Securities of smaller companies also may fluctuate in value more sharply than those of larger companies.

Growth Investing Risks. The Small Cap Growth Fund invests in stocks believed by the Adviser to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential.

Focus Risks. Although the Small Cap Growth Fund is classified as “diversified” under the 1940 Act, the Small Cap Growth Fund may invest its assets in a smaller number of issuers than other, more diversified, funds. The Small Cap Growth Fund’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Small Cap Growth Fund’s investments consisted of securities issued by a larger number of issuers.

Sector Risks. To the extent that the Small Cap Growth Fund focuses its investments in securities of issuers in a particular market sector, such as technology companies or healthcare companies, the Small Cap Growth Fund will be significantly affected by developments in that sector.

Technology companies generally operate in intensely competitive markets. This level of competition can put pressure on the prices of their products and services which could adversely affect their profitability. Also, because technology development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Other risks include worldwide competition, changes in consumer preferences, problems with product compatibility, the effects of economic slowdowns, and changes in government regulation.

The value of equity securities of healthcare companies may fluctuate because of changes in the regulatory and competitive environment in which they operate. Many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Failure to obtain regulatory approvals or changes in governmental policies regarding funding or subsidies may also adversely affect the value of the equity securities of healthcare companies. Healthcare companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Furthermore, these companies may be adversely affected by product liability-related lawsuits. The securities of companies in these sectors may experience more price volatility than securities of companies in other sectors.

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Short Sales Risks. Short sales present the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Small Cap Growth Fund must purchase the security to return it to the lender. The Small Cap Growth Fund may not be able to close a short position at a favorable price or time and the loss of value on a short sale is potentially unlimited.

Portfolio Turnover Risk. The Small Cap Growth Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the Small Cap Growth Fund’s after-tax performance.

Tax-Efficiency Management Risks. Because the Adviser balances investment considerations and tax-efficiency considerations, the pretax performance of the Small Cap Growth Fund may be lower than the performance of similar funds that are not managed for tax-efficiency. Even though tax-efficient strategies are being used, they may not actually reduce the amount of taxable income and capital gains distributed by the Small Cap Growth Fund to shareholders. For example, at times a high percentage of the Small Cap Growth Fund’s net asset value may consist of unrealized capital gains, which represent a potential future tax liability to shareholders, or during certain periods market forces may cause the Adviser, seeking to act in the best interests of the Small Cap Growth Fund, to manage the Small Cap Growth Fund in a manner that may not maximize tax efficiency.

Loss of money is a risk of investing in the Small Cap Growth Fund.

Bar Chart and Performance Table
The information in the bar chart and table that follow provides some indication of the risks of investing in the Small Cap Growth Fund by showing changes in the performance of the Small Cap Growth Fund’s Retail Class shares from year to year and by showing how the Small Cap Growth Fund’s average annual returns for 1, 5 and 10 years and for the life of the Small Cap Growth Fund compare to those of broad measures of market performance.
The Small Cap Growth Fund’s past performance (before and after taxes) is not necessarily an indication of how the Small Cap Growth Fund will perform in the future. Updated performance information is available on the Small Cap Growth Fund’s website at www.needhamfunds.com.
Calendar Year Total Returns as of December 31 – Retail Class
During the ten-year period shown in the above chart, the highest quarterly return was 36.32% (for the quarter ended December 31, 2020) and the lowest quarterly return was -26.13% (for the quarter ended June 30, 2022).

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Average annual total returns for the periods ended December 31, 2023
The following table shows the average annual returns of the Small Cap Growth Fund’s shares and the change in value of certain broad-based market indices over various periods ended December 31, 2023. The index information is intended to permit you to compare the Small Cap Growth Fund’s performance to several broad measures of market performance.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not include the impact of state and local taxes.
Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in a tax-deferred account (including a 401(k) or IRA), or to investors who are tax-exempt. After-tax returns are shown only for Retail Class shares. After-tax returns for Institutional Class shares will vary. Return after taxes on distributions and redemption of Fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefits from losses on a redemptions of the Fund’s shares at the end of the period.
Average annual total returns for the periods ended December 31, 2023

Class (Inception Date)	1 Year	5 Years	10 Years	Since Inception (5/22/02)	Since Inception (12/30/16)
Retail Class (5/22/02)
Return Before Taxes	5.68%	16.68%	10.70%	11.04%	N/A
Return After Taxes on Distributions	5.68%	12.87%	7.39%	8.92%	N/A
Return After Taxes on Distributions and Redemption	3.36%	12.38%	7.47%	8.78%	N/A
Institutional Class (12/30/16)
Return Before Taxes	5.85%	17.33%	N/A	N/A	13.23%
Russell 2000® Growth Index*	18.66%	9.22%	7.16%	8.23%	8.07%
*    Comparative indices reflect no deductions for fees, expenses, or taxes.

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. All rights in the Russell 2000® Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. Neither the LSE Group nor its licensors accept any liability for any errors or omissions in the Index; no party may rely on the Index returns shown; and the LSE Group makes no claim, prediction, warranty or representation about the Small Cap Growth Fund or the suitability of the Index with respect to the Small Cap Growth Fund. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group is not connected to the Small Cap Growth Fund and does not promote, sponsor or endorse the Small Cap Growth Fund or the content of this prospectus.
Investment Adviser
Needham Investment Management LLC is the investment adviser of the Small Cap Growth Fund.
Portfolio Manager
The portfolio manager of the Small Cap Growth Fund is Chris Retzler. Mr. Retzler is Executive Vice President and has been Portfolio Manager of the Small Cap Growth Fund since 2008.
Purchase, Exchange, and Redemption of Fund Shares
You may purchase, exchange, or redeem shares of the Small Cap Growth Fund at any time by sending a written request to The Needham Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by calling 1-800-625-7071, or by wire transfer.
The minimum initial and subsequent investment amounts are shown below.

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Type of Account	To Open Your Account	To Add to Your Account
Retail Class
Individuals, Corporations, Partnerships, Trusts	$2,000	$100
IRAs	$1,000	None
Institutional Class
All Accounts	$100,000	None
Tax Information
The Small Cap Growth Fund intends to make distributions each year. The Small Cap Growth Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Small Cap Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds’ distributor and its related companies may pay the intermediary for the sale of Small Cap Growth Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Growth Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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